UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 M Street, NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 3, 2017, The Advisory Board Company (the “Company”) issued a news release announcing a restructuring plan as part of its ongoing efforts to better align its resources and health care business strategy to meet member needs and market demand as well as to improve efficiency and future growth. The news release includes the Company’s expectations regarding its performance and results for the fiscal year ended December 31, 2016 with respect to financial measures including revenue, non-GAAP revenue (excluding to-be-exited programs), adjusted EBITDA, adjusted EBITDA (excluding to-be-exited programs), and adjusted EBITDA margin (excluding to-be-exited programs). A copy of the Company’s news release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Item 2.02, Item 7.01, and Item 9.01 of this current report, including Exhibit 99.1 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities

The information set forth in Item 2.02 of this report is incorporated herein by reference.

On January 3, 2017, the Company approved the restructuring plan described in Item 2.02 of this report. In connection with such restructuring plan, the Company will reduce its workforce as a part of a broader effort to more closely align operating expenses with the Company’s long-term strategic initiatives and current macroeconomic business conditions. The reduction-in-force will affect approximately 220 employees and is expected to be completed during fiscal year 2017. The Company expects to recognize approximately $7 to $9 million of pre-tax restructuring charges in fiscal year 2017 in connection with this reduction-in-force, consisting of severance and other employee termination benefits.

Annual cost savings of approximately $25 million are expected upon completion of the restructuring plan. The total cash and non-cash cost of the plan is expected to be approximately $45 to $55 million and will be incurred during 2017.

In the event that the restructuring charges ultimately are determined to be materially different from the estimates set forth herein, the Company will amend this report or disclose the revised information in another periodic report filed by the Company with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

The information set forth in Item 2.02 of this report and the copy of the Company’s news release furnished as Exhibit 99.1 to this report each are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	News release of The Advisory Board Company dated January 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: January 3, 2017	/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer and Treasurer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release of The Advisory Board Company dated January 3, 2017.